EXHIBIT 10.1



                                                              January 25, 2000


Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

                  Re: Third Amendment to Loan and Security Agreement

Ladies and Gentlemen:

         We refer to the Loan and Security Agreement, dated February 4, 1997 (as amended to date, the "Loan Agreement"), by and between CONGRESS FINANCIAL CORPORATION ("Lender"), AMBOY BUS CO., INC., a New York corporation, ATLANTIC-CONN. TRANSIT, INC., a Connecticut corporation, ATLANTIC-HUDSON, INC., a New York corporation, ATLANTIC PARATRANS, INC., a New York corporation, ATLANTIC PARATRANS OF KENTUCKY INC., a Kentucky corporation, ATLANTIC EXPRESS COACHWAYS, INC., a New Jersey corporation, ATLANTIC EXPRESS OF MISSOURI INC., a Missouri corporation, ATLANTIC EXPRESS OF PENNSYLVANIA, INC., a Delaware corporation, BROOKFIELD TRANSIT INC., a New York corporation, COURTESY BUS CO., INC., a New York corporation, K. CORR, INC., a New York corporation, MERIT TRANSPORTATION CORP., a New York corporation, METROPOLITAN ESCORT SERVICE, INC., a New York corporation, RAYBERN BUS SERVICE, INC., a New York corporation, RAYBERN CAPITAL CORP., a New York corporation, RAYBERN EQUITY CORP., a New York corporation, and STATEN ISLAND BUS, INC., a New York corporation, ATLANTIC EXPRESS OF L.A. INC., a California corporation, CENTRAL NEW YORK COACH SALES & SERVICE INC., a New York corporation, JERSEY BUS SALES, INC., a New Jersey corporation, ATLANTIC PARATRANS OF COLORADO, INC., a Colorado corporation, ATLANTIC PARATRANS OF PENNSYLVANIA, INC., a Pennsylvania corporation, and ATLANTIC EXPRESS OF NEW JERSEY, INC., a New Jersey corporation (collectively referred to as "Borrowers"), ATLANTIC EXPRESS TRANSPORTATION CORP., a New York corporation ("Parent"), BLOCK 7932, INC., a New York corporation, G.V.D. LEASING CO., INC., a New York corporation, 180 JAMAICA CORP., a New York corporation, METRO AFFILIATES, INC., a New York corporation, MIDWAY LEASING, INC., a New York corporation, and TEMPORARY TRANSIT SERVICE, INC., a New York corporation, ATLANTIC-CHITTENANGO REAL PROPERTY CORP., a New York corporation, 201 WEST SOTELLO REALTY, INC., a California Corporation, JERSEY BUSINESS LAND CO. INC., a New Jersey corporation, and ATLANTIC MEDFORD, INC., a New York corporation (collectively, with Parent, "Guarantors").

         We have requested that you amend the Loan Agreement by extending the term of the Loan Agreement and decreasing the interest rates thereunder. The purpose of this letter (the "Third Amendment") is to set forth our agreements in connection with such amendment. We hereby agree as follows:

      1. Defined Terms. Unless otherwise indicated, all capitalized terms used herein but not defined herein shall have the respective meanings assigned thereto in the Loan Agreement, as amended hereby.

      2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

            (a) The definition of Interest Rate in Section 1 is amended by

                  (i) deleting "three-quarters of one (3/4%)" on the first line thereof regarding the Interest Rate on Prime Rate Loans and replacing it with "one-half of one (1/2%)";

                  (ii) deleting "two and three-quarter (2-3/4%)" on the second and third lines thereof regarding the Interest Rate on Eurodollar Rate Loans and replacing it with "two and one-half of one (2-1/2%)";

                  (iii) deleting "two and three-quarters of one (2-3/4%)" on the seventh line thereof regarding the Interest Rate on Prime Rate Loans and replacing it with "two and one-half of one (2-1/2%)"; and

                  (iv) deleting "four and three-quarter (4-3/4%)" on the ninth line thereof regarding the Interest Rate on Eurodollar Rate Loans and replacing it with "four and one-half of one (4-1/2%)";

            (b) Section 1 is amended by inserting the following definitions in the appropriate alphabetical order:

                  "Accounts Purchase Agreement" means the Accounts Purchase and
            Sale Agreement, dated as of July 8, 1999, among Lender, certain subsidiaries of Parent and Parent, as it now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  "Inventory Financing Agreement" means the Inventory Financing
            Agreement (Security Agreement), dated August 11, 1999, by and between Lender, Atlantic Bus Distributors, Inc., and AETG, as it now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (c) Section 12.1(a) of the Loan Agreement is amended by deleting "three (3)" on the third line thereof and replacing it with "five (5)".

            (d) Section 12.1(c) of the Loan Agreement is deleted in its entirety and replaced with the following:

                  (c) If for any reason this Agreement is terminated prior to the Expiration Date, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof,

            Borrowers shall jointly and severally pay to Lender, upon the effective date of such termination, an early termination fee in the aggregate amount set forth below if such termination is effective in the period indicated:

                   Amount                     Period
                   ------                     ------
              (i)  2% of Maximum Credit       January 25, 2000, to and including
                                              February 3, 2001

              (ii) 1% of Maximum Credit       February 4, 2001, to and including
                                                February 3, 2002;

            provided, however, that if (A) Borrowers terminate this Agreement on or after February 4, 2000 in connection with (x) an initial Public Equity Offering (as defined herein or in the Inventory Financing Agreement), (y) the refinancing of all of the outstanding Senior Notes, or (z) a Change in Control (as defined herein or in the Inventory Financing Agreement), and, if, in connection with a termination on the basis of clauses (x) or (y), the Borrower repays the Obligations solely with net cash proceeds of such initial Public Equity Offering or refinancing, and (B) prior to or concurrently with the termination of this Agreement, the Inventory Financing Agreement and the Accounts Purchase Agreement have been or are, as the case may be, terminated and all Obligations (as defined in and owing under the Inventory Financing Agreement) and payments owing by the Servicer and/or any Seller (as each such term is defined in the Accounts Purchase Agreement) under the Accounts Purchase Agreement have been or are, as the case may be, repaid or provided for with net cash proceeds of such initial Public Equity Offering or refinancing, then no such early termination fee shall be payable. Such early termination fee, if any, shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and each Borrower agrees that it is reasonable under the circumstances currently existing. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations.

      3. Conditions Precedent. Each of the following is a condition precedent to the amendments set forth in Section 2 hereof becoming effective and Lender shall be satisfied that such conditions precedent have been satisfied before such amendments become effective:

            (a) Lender shall have received an original copy of (i) this Third Amendment, (ii) the First Amendment to the Accounts Purchase Agreement, dated as of the date hereof, and (iii) the First Amendment to the Inventory Financing Agreement, dated as of the date hereof, each duly authorized, executed and delivered by us, and acknowledged, agreed and consented to by the Obligors;

            (b) each of the representations and warranties made by us as set forth in the Financing Agreements is true and correct in all respects as of the date hereof; and

            (c) immediately prior, and immediately after giving effect, to the amendments set forth in Sections 2 hereof there shall exist no Event of Default or event or condition which, with the giving of notice, passage of time, or both, would constitute an Event of Default.

      4. Representations and Warranties. We hereby represent, warrant and agree, for your benefit, on and as of the date hereof, both before and after giving effect to the amendments set forth in Section 2 hereof, that:

            (a) each of us is a corporation duly organized and in existence and good standing under the laws of its respective State of incorporation, and is duly qualified or registered as a foreign corporation and in good standing in all other jurisdictions where the nature and extent of the business transacted by us or its ownership of property makes such qualification or registration necessary;

            (b) the execution, delivery and performance of this Third Amendment and the other Financing Agreements and all borrowings contemplated thereby, both before and after giving effect to all amendments and agreements contained herein, are within our power, have been duly authorized by all necessary corporate or other action and are not in contravention of the terms of any of our articles of incorporation, by-laws or other organizational documentation or any law, regulation, decree, order, judgment, indenture, agreement or undertaking to which we are a party or by which we or any of our property are bound;

            (c) this Third Amendment and the other Financing Agreements, both before and after giving effect to all amendments and agreements contained herein, constitute our legal, valid and binding obligations, enforceable against us in accordance with their respective terms;

            (d) each of our representations and warranties set forth in the Financing Agreements is true and correct in all respects, and we hereby remake and reaffirm each such representation and warranty with the same force and effect as if each such representation and warranty was being made originally on and as of the date hereof;

            (e) we have no defense, set-off or counterclaim to or with respect to the full payment and performance of any of our obligations under the Financing Agreements or any Obligations; and

            (f) there exists no Event of Default or event or condition which, with the passage of time, giving of notice or both, would constitute an Event of Default.

      5. Ratification. Except for the amendments expressly provided herein, the Loan Agreement and the other Financing Agreements are not amended, modified or changed hereby and each such document shall remain in full force and effect in accordance with its existing provisions. We hereby ratify and affirm, in all respects, both before and after giving effect to the amendments and agreements contained herein, all of the terms and provisions of the Financing Agreements and all of our obligations thereunder. All loans, extensions of credit and any other Obligations made or incurred pursuant to or in connection with the Loan Agreement or any of the Financing Agreements, as amended hereby, shall have the full benefit of and be secured by the Collateral.

      6. Further Assurances. We will take or cause to be taken such actions, and shall execute and deliver such additional documents as may be necessary or desirable to effectuate the provisions of this Third Amendment.

      7. References to Agreements to include Amendments. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Loan Agreement, without making specific reference to this Third Amendment, but nevertheless all such references shall include the amendments and agreements contained in this Third Amendment unless the context clearly requires otherwise.

      8. Counterparts. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument.

      9. Amendment, Etc. None of the terms of this Third Amendment may be modified, amended or waived in any manner other than by a writing executed by the party against whom such modification, amendment or waiver is charged.

      10. Entire Understanding. This Third Amendment represents our and your entire agreement and understanding concerning the subject matter hereof and supersedes all other prior or contemporaneous agreements, understandings, negotiations, discussions, representations, term sheets, commitments, offers and contracts, whether oral or written.

      11. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles regarding conflict of laws that would require application of another state's laws.

                                        Very Truly Yours,


                                        BORROWERS
                                        ---------

                                        AMBOY BUS CO., INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------

                                        Title:  Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC-CONN. TRANSIT, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------

                                        Title:  Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC-HUDSON, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        ATLANTIC PARATRANS, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC PARATRANS OF
                                          KENTUCKY INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC EXPRESS COACHWAYS, INC.


                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC EXPRESS OF MISSOURI, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        ATLANTIC EXPRESS OF
                                          PENNSYLVANIA, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        BROOKFIELD TRANSIT INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        COURTESY BUS CO., INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        K. CORR, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        MERIT TRANSPORTATION CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        METROPOLITAN ESCORT SERVICE, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        RAYBERN BUS SERVICE, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        RAYBERN CAPITAL CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        RAYBERN EQUITY CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        STATEN ISLAND BUS, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        CENTRAL NEW YORK COACH SALES & SERVICE,
                                        INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        JERSEY BUS SALES, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        ATLANTIC EXPRESS OF L.A. INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC PARATRANS OF COLORADO, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC PARATRANS OF PENNSYLVANIA, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC EXPRESS OF NEW JERSEY, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        PARENT
                                        ------

                                        ATLANTIC EXPRESS TRANSPORTATION CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        GUARANTORS
                                        ----------

                                        ATLANTIC EXPRESS TRANSPORTATION CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        BLOCK 7932, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        G.V.D. LEASING CO., INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        180 JAMAICA CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        METRO AFFILIATES, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        MIDWAY LEASING INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        TEMPORARY TRANSIT SERVICE, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        ATLANTIC-CHITTENANGO REAL PROPERTY CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        JERSEY BUSINESS LAND CO. INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


                                        201 WEST SOTELLO REALTY, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302

                                        ATLANTIC MEDFORD, INC.


                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        Chief Executive Office:

                                        7 North Street
                                        Staten Island, New York 10302


Agreed to and Accepted:

CONGRESS FINANCIAL CORPORATION

By:      /s/ HERB KORN
   -------------------------------------

Title:   Assistant Vice President
      ----------------------------------

Address:

1133 Avenue of the Americas
New York, New York  10036

      Each of the undersigned, in its capacity as a guarantor under a Guaranty, dated February 4, 1997(the "Guaranty"), made in favor of Lender with respect to the obligations of the Borrowers (as defined in the foregoing Amendment), hereby
(i) confirms that it has reviewed the foregoing Third Amendment and is familiar with its contents, and (ii) represents, warrants and agrees that after giving effect to the Third Amendment and the transactions contemplated thereby, (a) the Guaranty continues to be in full force and effect, is enforceable in accordance with its respective terms, and is not subject to any defense, setoff or counterclaim, (b) the Guaranteed Obligations (as defined in the Guaranty) include, without limitation, all indebtedness, liabilities, obligations, and agreements of any kind, now existing or hereafter arising, which arise under, in connection with or as a result of the Third Amendment or any transaction thereunder, and (c) and each of the Guaranteed Obligations is secured by any property in which it has granted or may hereafter grant Lender a security interest or lien as security for the Guaranteed Obligations.

                                        ATLANTIC EXPRESS
                                         TRANSPORTATION CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        BLOCK 7932, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        G.V.D. LEASING CO., INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        180 JAMAICA CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        METRO AFFILIATES, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary

                                        MIDWAY LEASING INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        TEMPORARY TRANSIT SERVICE, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        ATLANTIC-CHITTENANGO REAL
                                         PROPERTY CORP.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        JERSEY BUSINESS LAND CO. INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        201 WEST SOTELLO REALTY, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary


                                        ATLANTIC MEDFORD, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Title: Secretary